Prepayments and Other Assets	12 Months Ended
Dec. 31, 2025
Prepayments and Other Assets [Abstract]
PREPAYMENTS AND OTHER ASSETS
8.	PREPAYMENTS AND OTHER ASSETS

The breakdown of prepayments and other assets is as follows:

	At December 31,
In thousands of USD	2025	2024
Prepayments to suppliers	667,462	266,478
Deposits (1)	35,650	31,372
Value-added and goods and services taxes recoverable	12,059	5,407
Prepayments of income tax	2,459	2,459
Others	5,342	4,457
Total	722,972	310,173

Current	698,291	291,929
Non-current	24,681	18,244
	722,972	310,173

(1)	The Group pays deposits to certain electricity service providers. In order to minimize the deposit paid to the electricity supplier, in April 2023, Bitdeer Inc., a subsidiary of the Group, has entered into a guaranty agreement (the “2023 Guaranty Agreement”) with one of the electricity suppliers to act as a guarantor to provide the assurance for the payment obligation of another subsidiary of the Group in connection with electricity service subscribed. The total liability of the guarantor is limited to the lesser of the guaranteed obligations under all agreements or US$13.0 million in each case. In February 2024, Bitdeer and Bitdeer, Inc. together entered into a guaranty agreement with the electricity supplier to amend the 2023 Guaranty Agreement and limit the guarantor’s total liability to the lesser of the guaranteed obligations under all agreement or US$30.0 million in each case.

During the years ended December 31, 2025 and 2024, the Group did not recognize any allowance for expected credit losses for prepayments and other financial assets. During the year ended December 31, 2025, the Group recognized an impairment loss of US$1.3 million on a non-financial asset classified within other assets, recorded in profit or loss. No such impairment was recognized in 2024 and 2023.